Contact:               John Stelben
Interim Chief Financial Officer
(301) 581-5729

Drew Asher
SVP, Corporate Finance
(301) 581-5717

Coventry Health Care Reports Second Quarter Earnings

BETHESDA, Md. (July 30, 2010) - Coventry Health Care, Inc. (NYSE: CVH) today reported consolidated operating results for the quarter ended June 30, 2010.  Operating revenues totaled $2.9 billion for the quarter with net earnings of $1.0 million, or $0.01 earnings per diluted share (EPS).  These results include a favorable impact from the Medicare Advantage Private Fee-for-Service (MA-PFFS) product of $0.18 EPS and an unfavorable impact related to the previously announced provider class action litigation in Louisiana of $1.18 EPS.  Excluding the impact of MA-PFFS results(1) and the provider class action charge(2), earnings for the quarter were $149.2 million, or $1.01 EPS.  Additionally, the Company has increased guidance for full year 2010 as detailed on page 3.

“The outstanding second quarter fundamentals that Coventry reported today are a result of the sharper focus and execution that have returned to the organization with all seven of our core businesses performing at or above expectations,” said Allen F. Wise, chairman and chief executive officer of Coventry.  “Our diversified portfolio of risk and fee-based businesses combined with a relentless emphasis on driving a low cost structure throughout the organization positions us well for continued success in the long term.”

Consolidated Highlights
•	Commercial risk membership of 1,522,000, an organic increase of 21,000 members sequentially
•	Sequential membership growth in Medicare Advantage Coordinated Care Plans (MA-CCP), Medicare Part D, and Medicaid
•	Announced an agreement to acquire Mercy Health Plans, a diversified health plan with approximately 180,000 members throughout Missouri and northwest Arkansas
•	GAAP cash flows from operations were $120.9 million
•	Approximately $670 million of deployable free cash at the parent at quarter-end

(1)
The Company did not renew the MA-PFFS product line effective January 1, 2010 and is in the process of paying claims liabilities related to prior dates of service.  The Company believes that disclosing adjusted earnings figures which exclude the 2010 impact of the MA-PFFS results provides a more meaningful measure of its operating results for comparison to future periods and previously announced guidance.

(2)
On July 2, 2010, the Company announced that it will incur a non-recurring pre-tax charge to earnings in the second quarter of 2010 in the amount of $278 million, or $1.18 per share related to such litigation.  The Company believes that disclosing adjusted earnings figures which exclude the impact of this litigation provides a more meaningful measure of its operating results for comparison to future periods and previously announced guidance.

Selected Second Quarter 2010 Highlights

•
Health Plan Commercial Group Risk.  Reported commercial group risk premium yields rose to $313.92 per member per month (PMPM) in the quarter, an increase of 4.7% from the prior year quarter.  Reported commercial group risk premium yields rose to $313.00 PMPM year-to-date, an increase of 5.0% from the prior year-to-date.  The health plan commercial group risk MLR was 78.3% in the quarter, a decrease of 340 basis points from the prior year quarter.

•
Medicare Advantage.  As of June 30, 2010, MA-CCP membership was 192,000, an increase of 10,000 members from the prior year quarter.  The MA-CCP MLR was 81.2% in the quarter.  During the second quarter, the MA-PFFS product line contributed $0.18 EPS largely due to favorable medical cost experience during the claims run-out process.  When combined with the $0.17 EPS contribution reported in the first quarter, the total year-to-date contribution from the MA-PFFS product line was $0.35 EPS. As previously announced, the Company did not renew this product line effective January 1, 2010.

•
Medicare Part D.  As of June 30, 2010, Medicare Part D membership was 1,631,000, an increase of 76,000 members from the prior year quarter.  The Medicare Part D MLR was 90.7% in the quarter, an increase of 80 basis points from the prior year quarter.   The Medicare Part D MLR was 93.1% year-to-date, a decrease of 330 basis points from the prior year-to-date.

•
Medicaid.  As of June 30, 2010, Medicaid membership was 413,000, an increase of 28,000 members from the prior year quarter.  Coventry commenced operations in Pennsylvania during the second quarter which contributed 5,000 new members.  The Medicaid MLR was 84.2% in the quarter, a decrease of 600 basis points from the prior year quarter.

2010 Full Year Guidance
•	Risk revenue of $10.10 billion to $10.33 billion
•	Management services revenue of $1.15 billion to $1.17 billion
•	Consolidated revenue of $11.25 billion to $11.50 billion
•	Consolidated MLR of 81.3% to 81.9%
•	Cost of sales expense of $245.0 million to $250.0 million
•	Selling, general, and administrative expense (SG&A) of $1.92 billion to $1.96 billion
•	Charge for provider class action of $278.0 million
•	Depreciation and amortization expense of $137.0 million to $145.0 million
•	Other income of $72.0 million to $78.0 million
•	Interest expense of $80.0 million to $86.0 million
•	Tax rate of 37.0% to 38.0%
•	Diluted share count of 146.5 million to 148.0 million
•	EPS of $1.72 to $1.87

GUIDANCE PROGRESSION TABLE

	Guidance Provided as of:
	April 30, 2010	July 2, 2010	July 30, 2010
GAAP EPS range	$2.35 - $2.50	$1.57 - $1.72	$1.72 - $1.87
Remove unfavorable impact of litigation charge(2)	-	$1.18	$1.18
Adjusted EPS range excluding litigation charge	$2.35 - $2.50	$2.75 - $2.90	$2.90 - $3.05
Remove favorable impact of MA-PFFS(1)	($0.17)	($0.28)	($0.35)
Adjusted core EPS range	$2.18 - $2.33	$2.47 - $2.62	$2.55 - $2.70

Mr. Allen F. Wise, chairman and chief executive officer of Coventry, will host a conference call at 8:30 a.m. ET on Friday, July 30, 2010.  To listen to the call, dial toll-free at (888) 587-0615 or, for international callers, (719) 325-2432. Callers will be asked to identify themselves and their affiliations.  The conference call will also be webcast from Coventry’s Investor Relations site at www.coventryhealthcare.com.  Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission.  A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 8644262.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2009 and Coventry’s Form 10-Q for the quarter ended March 31, 2010.  Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.coventryhealthcare.com) is a diversified national managed healthcare company based in Bethesda, Maryland, operating health plans, insurance companies, network rental and workers’ compensation services companies.  Coventry provides a full range of risk and fee-based managed care products and services to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators.

COVENTRY HEALTH CARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating revenues:
Managed care premiums	$2,570,508	$3,201,919	$5,141,083	$6,442,731
Management services	297,633	296,455	586,036	588,538
Total operating revenues	2,868,141	3,498,374	5,727,119	7,031,269

Operating expenses:
Medical costs	2,032,556	2,766,974	4,146,898	5,599,971
Cost of sales	64,116	58,020	123,262	115,896
Selling, general, administrative	454,254	535,949	949,159	1,079,969
Charge for provider class action	278,000	-	278,000	-
Depreciation and amortization	33,985	34,972	69,504	69,649
Total operating expenses	2,862,911	3,395,915	5,566,823	6,865,485

Operating earnings	5,230	102,459	160,296	165,784
Operating earnings percentage of total revenues	0.2%	2.9%	2.8%	2.4%

Interest expense	20,195	21,775	40,325	43,906
Other income, net	18,207	31,895	38,494	51,762

Earnings before income taxes	3,242	112,579	158,465	173,640

Provision for income taxes	2,221	44,871	60,119	67,825
Income from continuing operations	1,021	67,708	98,346	105,815

Discontinued operations:
Loss from discontinued operations	-	(65,507)	-	(55,900)
Income tax benefit	-	16,224	-	12,677
Loss from discontinued operations	-	(49,283)	-	(43,223)

Net earnings	$1,021	$18,425	$98,346	$62,592

Net earnings per share:
Basic earnings per share from continuing operations	$0.01	$0.46	$0.67	$0.72
Basic loss per share from discontinued operations	-	(0.33)	-	(0.29)
Total basic earnings per share	$0.01	$0.13	$0.67	$0.43

Diluted earnings per share from continuing operations	$0.01	$0.46	$0.67	$0.72
Diluted loss per share from discontinued operations	-	(0.34)	-	(0.30)
Total diluted earnings per share	$0.01	$0.12	$0.67	$0.42

Weighted average shares outstanding, basic	145,943	146,955	145,863	146,901
Weighted average shares outstanding, diluted	147,300	147,616	147,291	147,460

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	June 30,	March 31,	December 31,
	2010	2010	2009
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,495,414	$1,370,243	$1,418,554
Short-term investments	16,011	6,000	442,106
Accounts receivable, net	271,108	264,334	258,993
Other receivables, net	499,457	502,535	496,059
Other current assets	338,131	232,732	234,446
Total current assets	2,620,121	2,375,844	2,850,158

Long-term investments	2,285,411	2,297,901	1,994,987
Property and equipment, net	258,503	266,027	271,931
Goodwill	2,546,351	2,551,884	2,529,284
Other intangible assets, net	448,948	464,906	471,693
Other long-term assets	32,454	33,526	48,479
Total assets	$8,191,788	$7,990,088	$8,166,532

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,353,268	$1,417,027	$1,605,407
Accounts payable and accrued liabilities	855,927	606,479	682,171
Deferred revenue	111,737	126,781	110,855
Total current liabilities	2,320,932	2,150,287	2,398,433

Long-term debt	1,599,211	1,599,119	1,599,027
Other long-term liabilities	428,155	421,571	456,518
Total liabilities	4,348,298	4,170,977	4,453,978

Stockholders’ equity	3,843,490	3,819,111	3,712,554

Total liabilities and stockholders’ equity	$8,191,788	$7,990,088	$8,166,532

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(unaudited)

	Quarter Ended	Year Ended
	June 30, 2010	June 30, 2010

Cash flows from operating activities:
Net earnings	$1,021	$98,346
Adjustments to earnings:
Depreciation and amortization	33,985	69,504
Amortization of stock compensation	10,742	21,258
Charge for provider class action	278,000	278,000
Changes in assets and liabilities:
Accounts receivable, net	(6,514)	(2,915)
Medical liabilities	(60,183)	(291,330)
Accounts payable and other accrued liabilities	(135,194)	(240,155)
Deferred revenue	(15,044)	(2,743)
Other operating activities	14,083	4,007
Net cash flows from operating activities	120,896	(66,028)

Cash flows from investing activities:
Capital expenditures, net	(10,439)	(22,920)
Proceeds from investments, net of purchases	16,066	234,215
Payments for acquisitions, net of cash acquired	-	(66,894)
Net cash flows from investing activities	5,627	144,401

Cash flows from financing activities:
Proceeds from issuance of stock	747	1,128
Payments for repurchase of stock	(2,349)	(3,628)
Excess tax benefit from stock compensation	250	987
Net cash flows from financing activities	(1,352)	(1,513)

Net change in cash and cash equivalents for current period	125,171	76,860
Cash and cash equivalents at beginning of period	1,370,243	1,418,554
Cash and cash equivalents at end of period	$1,495,414	$1,495,414

Cash and Investments:
Cash and cash equivalents	$1,495,414	$1,495,414
Short-term investments	16,011	16,011
Long-term investments	2,285,411	2,285,411
Total cash and investments	$3,796,836	$3,796,836

COVENTRY HEALTH CARE, INC.
SELECTED OPERATING STATISTICS
 (Unaudited)
	Q2 2010	Q1 2010	Total 2009	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Total 2008
Membership by Product (000s)
Health Plan Commercial Risk	1,522	1,501		1,418	1,431	1,477	1,501	1,575
Health Plan Commercial ASO	657	663		685	689	697	702	714
Medicare Advantage CCP	192	190		186	185	182	176	137
Medicaid Risk	413	406		402	391	385	375	371
Health Plan Total	2,784	2,760		2,691	2,696	2,741	2,754	2,797

Medicare Advantage PFFS	-	-		329	336	329	318	243
Other National Risk	-	-		2	5	15	21	24
Other National ASO	466	482		564	567	571	575	633
Total Medical Membership	3,250	3,242		3,586	3,604	3,656	3,668	3,697

Medicare Part D	1,631	1,600		1,683	1,636	1,555	1,501	931

Total Membership	4,881	4,842		5,269	5,240	5,211	5,169	4,628

Revenues by Product Type (000s)
Commercial Risk	$1,367,457	$1,317,221	$5,174,772	$1,257,335	$1,279,571	$1,310,645	$1,327,221	$5,421,984
Commercial Management Services	82,395	82,957	346,042	96,896	81,661	83,675	83,810	352,369
Medicare Advantage	505,084	507,592	4,901,918	1,247,725	1,268,592	1,224,011	1,161,590	3,177,244
Medicaid Risk	268,460	265,771	1,066,231	261,208	281,146	263,039	260,838	1,087,189
Total Health Plan and Medical Services Businesses	2,223,396	2,173,541	11,488,963	2,863,164	2,910,970	2,881,370	2,833,459	10,038,786

Medicare Part D	423,664	473,809	1,545,858	347,991	316,654	397,090	484,123	847,702
Other Premiums	25,201	25,105	94,562	23,291	23,568	23,746	23,957	64,783
Other Management Services	217,706	207,904	850,184	212,054	211,769	215,468	210,893	826,321
Total Specialized Managed Care Businesses	666,571	706,818	2,490,604	583,336	551,991	636,304	718,973	1,738,806

Total Premiums	2,589,866	2,589,498	12,783,341	3,137,550	3,169,531	3,218,531	3,257,729	10,598,902
Total Management Services	300,101	290,861	1,196,226	308,950	293,430	299,143	294,703	1,178,690
Other/Eliminations	(21,826)	(21,381)	(76,041)	(18,353)	(18,851)	(19,300)	(19,537)	(43,365)
Total Revenue	$2,868,141	$2,858,978	$13,903,526	$3,428,147	$3,444,110	$3,498,374	$3,532,895	$11,734,227

Consolidated Coventry

Operating Income % of Revenues	0.2%	5.4%	3.6%	5.4%	4.4%	2.9%	1.8%	5.0%

SGA % of Revenues	15.8%	17.3%	15.5%	15.9%	15.3%	15.3%	15.4%	16.5%

Total Medical Liabilities (000s)(3)	$1,026,355	$ 979,173		$ 900,402	$ 939,678	$ 904,711	$ 898,224	$ 846,004
Days in Claims Payable (DCP) (3)	55.47	54.14		49.45	50.39	48.35	48.54	47.57

Total Debt (millions)	$ 1,599.2	$ 1,599.1		$ 1,599.0	$ 1,708.9	$ 1,806.8	$ 1,902.6	$ 1,902.5
Total Capital (millions)	$ 5,442.7	$ 5,418.2		$ 5,311.6	$ 5,311.6	$ 5,332.9	$ 5,402.8	$ 5,333.1
Debt to Capital	29.4%	29.5%		30.1%	32.2%	33.9%	35.2%	35.7%

(3)
“Total Medical Liabilities” and “Days in Claims Payable” are calculated consistent with prior disclosures to exclude MA-PFFS for all periods presented due to the Company’s non-renewal of this product line effective January 1, 2010.  These statistics also exclude the effect of the Preferred Health Systems (“PHS”) acquisition for the first quarter of 2010 but include the effect of the PHS acquisition for the second quarter of 2010 due to the timing of closing (February 1, 2010).

COVENTRY HEALTH CARE, INC.
SELECTED REVENUE AND MEDICAL COST STATISTICS
 (Unaudited)

	Q2 2010	Q1 2010	Total 2009	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Total 2008
Revenue PMPM
Health Plan Commercial Group Risk	$313.92	$312.05	$301.63	$306.75	$304.13	$299.79	$296.36	$286.30
Medicare Advantage(4), (5)	$867.43	$885.26	$855.16	$849.62	$853.90	$857.05	$860.46	$862.60
Medicare Part D(6)	$ 90.49	$ 88.05	$ 84.40	$ 83.42	$ 84.63	$ 85.27	$ 84.35	$ 88.34
Medicaid	$217.77	$218.76	$229.94	$218.62	$239.22	$230.27	$231.93	$208.50

MLR%
Consolidated Total	79.1%	82.3%	85.4%	83.2%	84.4%	86.4%	87.4%	84.0%

Health Plan Commercial Group Risk	78.3%	80.2%	81.9%	82.9%	82.1%	81.7%	80.9%	81.7%
Medicare Advantage(5)	81.2%	85.7%	89.9%	89.4%	89.4%	90.4%	90.5%	89.0%
Medicare Part D	90.7%	95.3%	85.7%	64.4%	79.4%	89.9%	101.8%	84.1%
Medicaid	84.2%	84.0%	87.6%	85.8%	86.1%	90.2%	88.3%	85.3%

(4)	Revenue PMPM excludes the impact of revenue ceded to external parties.

(5)	Beginning with Q1 2010, Medicare Advantage revenue and medical cost statistics represent the MA-CCP business only as the Company did not renew the MA-PFFS product line effective January 1, 2010.

(6)	Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.